UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2015 (February 13, 2015)

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), dated as of February 13, 2015, by and among Intrexon Corporation (the “Company”), Intrexon Laboratories Belgium BVBA, ActoGeniX NV, Hannol Healthcare & Innovation, LLC, Shareholder Representative Services LLC as Sellers’ Representatives and certain persons (the “Sellers”) owning all of the issued and outstanding ActoGeniX capital stock, and subject to customary closing conditions thereunder, the Company will acquire all of the issued and outstanding ActoGeniX capital stock and will pay cash and will issue up to 965,369 shares of its common stock, no par value (the “Unregistered Shares”) to the Sellers in a private placement without registration.

Upon issuance, the Unregistered Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated thereunder and/or Regulation S promulgated under the Securities Act. For this issuance, the Company is relying on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of the Unregistered Shares has not and will not involve a public offering as certain of the Sellers have represented that they are “accredited investors” as defined under Section 501 promulgated under the Securities Act and no general solicitation has been involved in the offer and sale of the Unregistered Shares. Further, the Company is relying upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. persons” or for the account or benefit of a “U.S. person”, as that term is defined in Rule 902 of Regulation S.

Item 7.01	Regulation FD Disclosure

On February 13, 2015, the Company issued a press release regarding the transaction contemplated by the Purchase Agreement which is furnished herewith as Exhibit 99.1 and is incorporated by reference into Item 7.01 of this Current Report on Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and the exhibit furnished hereunder will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will they be deemed to be incorporated by reference in any filing under the Securities Act, except as will be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2015

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Intrexon Corporation Press Release, dated February 13, 2015

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